UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2007
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8444 (Commission File No.)	54-1194634 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8442 (Commission File No.)	53-0218143 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-12337 (Commission File No.)	86-0418245 (IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits
EX-99.1: PRESS RELEASE
EX-99.2: PRESENTATION DATED 01-10-07

Item 8.01. Other Events.
On January 10, 2007, US Airways Group, Inc. (“US Airways Group”) issued a press release announcing that it has increased its offer to merge with Delta Air Lines, Inc. (“Delta”). The increased offer is set to expire on February 1, 2007, unless there is affirmative creditor support for commencement of due diligence, making the required filings under Hart-Scott-Rodino, as well as the postponement of Delta’s hearing on its Disclosure Statement scheduled for February 7, 2007. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On January 10, 2007, US Airways Group presented information to investors relating to its increased offer to Delta. This presentation to investors is located on US Airways Group’s website at www.usairways.com under “Investor Relations.” A copy of this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated January 10, 2007

99.2	Presentation, dated January 10, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Dated: January 10, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Dated: January 10, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: January 10, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated January 10, 2007

99.2	Presentation, dated January 10, 2007

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